Putnam
Capital
Opportunities
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Capital Opportunities Fund's abbreviated initial fiscal year coincided with one of the most difficult periods ever recorded for the small-company growth stocks in which it invests. The period, which ran from the fund's inception on June 1, 1998, to April 30, 1999, was further marked by investors' intense focus on Internet-related stocks, creating concerns that the market was overheating. Your fund's management team chose to act on the side of caution in investing in these stocks. Thus, while the fund did not participate fully in the sharp runup, it was somewhat cushioned as many of these stocks declined after the end of the period. The team has since added some carefully chosen issues from these sectors and, needless to say, continues to watch developments with utmost attentiveness.

I am pleased to announce that Joseph P. Joseph, head of Global Core Small Cap Equities, has been named to the fund's management team. Before joining Putnam in 1994, Joe was with Vert Independent Capital Research, Price Waterhouse LLP, and Bramayya & Co. He has 10 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 16, 1999



Report from the Fund Managers

Edward R. Finch III
Joseph P. Joseph
William H. Miller
Gerald S. Zukowski


Several years from now, we may look back at Putnam Capital Opportunities Fund's first fiscal year as one of its most challenging. From the fund's inception on June 1, 1998, through early April, small-company stocks endured one of their toughest periods in history as they struggled their way out of the shadow of large-company stocks and back into investors' favor. In this environment, our intensive research and active management of your fund's portfolio proved especially consequential. We made some strategic shifts in the focus of the fund's investments and continued to search for hidden opportunities within the universe of small-company stocks. This approach, combined with a long-awaited recovery of small-company stocks in the final month of the period, has resulted in improved performance since our last report.

During the latter half of the fund's abbreviated initial fiscal period, we shifted the portfolio's emphasis from defensive sectors, such as utilities and real estate investment trusts, to a broader range of stocks that we believe offer stronger growth potential, in areas such as technology, retail, and telecommunications. At the same time, we remained committed to the fund's key strength -- strategic stock selection that targets fundamentally strong companies with attractive prices.


Total return for 12 months ended 4/30/99*

       Class A              Class B              Class M
     NAV     POP          NAV     CDSC         NAV     POP
----------------------------------------------------------------
    -4.73%   -10.22%     -5.39%   -10.12%     -5.11%   -8.45%
----------------------------------------------------------------

Past performance is no indication of future results. More detailed performance information begins on page 6.

* Reflects performance since 6/1/98 inception.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and
finance                15.5%

Business
equipment
and services           12.4%

Computer
services
and software            8.6%

Telecommunications      7.9%

Health care             5.3%

Footnote reads:
*Based on net assets as of 4/30/99. Holdings will vary over time.



* THE SEARCH FOR QUALITY INTERNET STOCKS

In the financial markets, the past year will be remembered in part for the frenzy surrounding any stock with ".com" in its name. Investors' love affair with the Internet is not unfounded; the potential of this medium is almost unfathomable. Market watchers have been astounded by the performance of stocks like bookseller Amazon.com, which in 1998 saw its shares rise more than 966%, and America Online, whose shares rose 586%.

Early in 1999, the power of the Internet began to penetrate the small-company sector of the market as the Russell 2000 Index rallied briefly on the strength of Internet stocks. While this was good news, your fund's relatively small position in the technology sector prevented it from taking full advantage of the rally. Since that time, we have selectively added to the fund's technology holdings, including Internet companies that we believe have healthy business models, strong management teams, and a solid foothold in profitable markets.

* THE CHANGING FACE OF CABLE TELEVISION

Among the fund's success stories were companies outside the technology sector that are taking advantage of the rapidly growing demand for complex computer data. One example is cable television, an industry that has changed dramatically since its beginnings as a service to improve TV reception. Today, cable companies are providing technologically advanced networks that combine high-speed Internet access, telecommunications, and digital services. To respond to complex demands of businesses and consumers, the cable industry has undergone a revolution, which has included intense competition and rapid consolidation as companies try to grab a larger share of this lucrative market.

Adelphia Communications, a key fund holding in this sector, has been thriving in this new cable era. Its businesses include cable entertainment, local and long-distance telephone services, high-speed Internet access, paging, and security. The company has significantly improved its balance sheet and growth potential by acquiring several other cable companies, including Century Communications, FrontierVision Partners, and the cable TV units of Harron Communications. These additions have significantly boosted Adelphia's stock price and positioned it among the top cable companies in the United States.


"Analysts seem to agree that the broad-based nature of this most recent small-cap rally bodes well for the long term, as valuations finally catch up with fundamentals. Many small-cap portfolio managers believe small stocks have long been underpriced, with one analyst putting valuations at 40-year lows."

 -- CNNfn, April 26, 1999


McLeodUSA, Inc., another of your fund's telecommunications holdings, provides local and long-distance services, Internet access, and other telecom services to business and residential customers. The company has recently increased its market area by acquiring several companies, and is aggressively introducing more technologically advanced services. McLeodUSA now offers digital and high-speed data connections to provide transmissions that are clearer and 10 -- 20 times faster than traditional dial-up services. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


The bottom-up approach to stock selection

A key component of Putnam Capital Opportunities Fund's investment strategy is a bottom-up stock selection process. The term "bottom-up" refers to focusing on the merits and potential of individual companies before considering broad economic trends. This approach assumes that individual stocks can deliver strong performance, even if they are in industries that aren't performing well.

The success of this process depends on rigorous, in-depth research -- which is a cornerstone of Putnam's investment philosophy. Your fund's management team works closely with Putnam's Global Equity Research organization to examine and monitor thousands of companies and industries. In addition, many Putnam analysts have decades of experience in the businesses they follow, bringing a sharper perspective to their analysis. At Putnam, we believe the teamwork between this vast network of analysts and portfolio managers leads to stronger investment decisions.



* RETAIL STOCKS REAP REWARDS OF STRONG ECONOMY

Continued strength in the U.S. economy and rising consumer confidence provided a significant boost for retail stocks throughout the period. In 1998, consumer spending rose at its fastest pace in 14 years and a surge in early income tax refunds and home mortgage refinancing has put more disposable income into consumer pockets. This environment helped stocks such as Claire's Stores, a holding in the fund's portfolio that has profited from the boom in discount retailing. Geared toward teenagers with limited budgets, the company sells inexpensive jewelry and accessories through boutiques and shops located primarily in malls in the United States, Canada, and Europe. Mr. Rags shops, catering to the male teenage urban market, are also part of the company's more than 2,000 stores. Claire's Stores recently announced its sixth consecutive record year in sales and profits.

A rebound in the semiconductor equipment industry provided a boost for the fund as stocks such as LSI Logic rose significantly. LSI designs and produces integrated circuits for manufacturers in several industries, with operations in Canada, Hong Kong, Japan, the United Kingdom, and the United States. It is involved in the rapidly growing consumer electronics market, producing chips for Sony Playstation products. While LSI has contributed significantly to the fund's performance, we took profits on this holding prior to the close of the period by selling the fund's position.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

ICN Pharmaceuticals, Inc.
Pharmaceuticals

Finova Group, Inc.
Financial services

Northwest Airlines Corp. Class A
Airlines

Adelphia Communications Corp.
Cable TV and telecommunications

Hibbett Sporting Goods, Inc.
Retail

Safety-Kleen Corp.
Waste management services

Shorewood Packaging Corp.
Packaging and containers

True North Communications, Inc.
Advertising

Financial Federal Corp.
Financial services

INSpire Insurance Solutions, Inc.
Business services

Footnote reads:
These holdings represent 26.2% of the fund's net assets as of 4/30/99. Portfolio holdings will vary over time.


* CAUTIOUS OPTIMISM FOR COMING YEAR

Your fund concluded its first fiscal year on a much brighter note than it began. As the period comes to a close, we are seeing signs of a recovery in small-company stocks. In April, these stocks, as measured by the Russell 2000 Index, rose 8.96% -- a breath of fresh air after a -5.42% return for the first quarter of 1999. Of course, it is too soon to determine whether this change represents a long-term shift in investor sentiment. However, we believe the fundamentals of the companies in which the fund invests remain strong and valuations appear attractive relative to large companies -- a view that makes us cautiously optimistic as we begin the fund's second fiscal year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future. The fund invests in small and midsize companies. Such investments increase the risk of greater price fluctuations.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Capital Opportunities Fund is designed for investors seeking long-term growth of capital by investing primarily in stocks of U.S. companies that Putnam believes offer above-average growth prospects.


TOTAL RETURN FOR THE PERIOD ENDED 4/30/99

                    Class A             Class B           Class M
(inception dates)   (6/1/98)           (6/29/98)         (6/29/98)
                  NAV      POP       NAV     CDSC      NAV      POP
----------------------------------------------------------------------------
Life of fund     -4.73%   -10.22%   -5.39%  -10.12%   -5.11%   -8.45%
----------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR THE PERIOD ENDED 4/30/99

                                    Russell         Consumer
                                  2000 Index       price index
----------------------------------------------------------------------------
Life of fund                        -4.09%            2.09%
----------------------------------------------------------------------------


TOTAL RETURN FOR THE PERIOD ENDED 3/31/99 (most recent calendar quarter)

                      Class A            Class B            Class M
(inception dates)    (6/1/98)           (6/29/98)          (6/29/98)
                   NAV      POP       NAV      CDSC       NAV      POP
----------------------------------------------------------------------------
Life of fund     -10.87%  -16.01%   -11.40%   -15.83%   -11.24%  -14.36%
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the life-of-fund period reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect. Without the limitation, total returns would have been lower.

Securities in the fund do not match those in the Russell 2000 Index and performance of the fund will differ.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/1/98


              Fund's Class A   Russell 2000   Consumer price
Date          shares at POP       Index           Index

6/1/98           9,425           10,000          10,000
6/30/98          9,523           10,021          10,012
7/31/98          8,936            9,210          10,025
8/31/98          7,339            7,421          10,037
9/30/98          7,783            8,002          10,037
10/31/98         7,905            8,329          10,061
11/30/98         8,370            8,765          10,074
12/31/98         9,011            9,307          10,086
1/31/99          8,922            9,431          10,111
2/28/99          8,099            8,667          10,117
3/31/99          8,399            8,802          10,135
4/30/99         $8,978           $9,591         $10,209

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $9,461 ($8,988 with a redemption at the end of the period); a $10,000 investment in the fund's class M shares would have been valued at $9,489 ($9,155 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION FOR PERIOD 6/1/98 to 4/30/99

                               Class A        Class B        Class M
----------------------------------------------------------------------------
Distributions (number)            1              1              1
----------------------------------------------------------------------------
Income                            --             --             --
----------------------------------------------------------------------------
Capital gains                     --             --             --
----------------------------------------------------------------------------
Return of capital1              $0.026         $0.011         $0.015
----------------------------------------------------------------------------
  Total                         $0.026         $0.011         $0.015
----------------------------------------------------------------------------
Share value:                 NAV     POP         NAV       NAV      POP
----------------------------------------------------------------------------
6/1/98                      $8.50   $9.02     $  --      $  --     $  --
----------------------------------------------------------------------------
6/29/98                        --      --      8.40       8.40      8.70
----------------------------------------------------------------------------
4/30/99                      8.07    8.56      8.03       8.05      8.34
----------------------------------------------------------------------------
 1See page 24.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your funds' class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Russell 2000 Index is an unmanaged list of common stocks that is frequently used as a performance measure for small and midsize company stocks. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the period June 1, 1998 (commencement of operations) to April 30, 1999

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam Capital Opportunities Fund
(a series of Putnam Investment Funds)


In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the "fund") at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 1, 1998 (commencement of operations) to April 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at April 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 1999




The fund's portfolio
April 30, 1999

COMMON STOCKS (95.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Advertising (2.4%)
--------------------------------------------------------------------------------------------------------------------------
            135,200  True North Communications Inc.                                                         $    3,650,400

Basic Industrial Products (1.2%)
--------------------------------------------------------------------------------------------------------------------------
             27,800  SPX Corp.                                                                                   1,815,682

Biotechnology (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            117,700  Invitrogen Corp. (NON)                                                                      2,111,244

Building and Construction (1.9%)
--------------------------------------------------------------------------------------------------------------------------
            149,000  Dayton Superior Corp. (NON)                                                                 2,952,063

Business Equipment and Services (12.4%)
--------------------------------------------------------------------------------------------------------------------------
             78,700  AHL Services, Inc.                                                                          2,380,675
            162,800  INspire Insurance Solutions, Inc. (NON)                                                     3,540,900
            250,000  Korn/Ferry Intl. (NON)                                                                      2,937,500
            180,000  Mail-Well, Inc. (NON)                                                                       2,351,250
             80,000  Mettler -- Toledo International Inc. (NON)                                                  2,090,000
             84,000  Metzler Group, Inc. (NON)                                                                   2,341,500
            125,900  NOVA Corp./Georgia (NON)                                                                    3,273,400
                                                                                                            --------------
                                                                                                                18,915,225

Computer Services and Software (8.6%)
--------------------------------------------------------------------------------------------------------------------------
             38,400  Beyond.com Corp. (NON)                                                                      1,130,400
             11,100  CMG Information Services, Inc. (NON)                                                        2,825,644
             57,000  FactSet Research Systems, Inc.                                                              2,657,625
              3,395  Legato Systems, Inc. (NON)                                                                    137,285
             12,500  Lycos, Inc. (NON)                                                                           1,246,094
             62,800  Rational Software Corp. (NON)                                                               1,860,450
             14,600  Safeguard Scientifics, Inc. (NON)                                                           1,182,600
             16,600  Security First Technologies Corp. (NON)                                                     1,976,438
                                                                                                            --------------
                                                                                                                13,016,536

Consumer Services (4.6%)
--------------------------------------------------------------------------------------------------------------------------
             73,000  Four Seasons Hotels, Inc. (Canada) (NON)                                                    3,047,750
             16,800  MarketWatch.com, Inc. (NON)                                                                 1,205,400
             57,100  SportsLine USA, Inc. (NON)                                                                  2,284,000
             15,700  Steiner Leisure Ltd. (NON)                                                                    498,475
                                                                                                            --------------
                                                                                                                 7,035,625

Electronics and Electrical Equipment (3.4%)
--------------------------------------------------------------------------------------------------------------------------
             23,600  Dallas Semiconductor Corp.                                                                  1,003,000
            189,000  Vishay Intertechnology, Inc. (NON)                                                          3,295,688
             80,000  Zoran Corp. (NON)                                                                             865,000
                                                                                                            --------------
                                                                                                                 5,163,688

Environmental Control (4.5%)
--------------------------------------------------------------------------------------------------------------------------
            138,400  Republic Services, Inc. (NON)                                                               2,845,850
            247,000  Safety-Kleen Corp. (NON)                                                                    3,921,125
                                                                                                            --------------
                                                                                                                 6,766,975

Funeral/Cemetery Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             75,000  Carriage Services, Inc. (NON)                                                               1,439,063

Health Care (5.3%)
--------------------------------------------------------------------------------------------------------------------------
             66,700  Brookdale Living Communities, Inc. (NON)                                                    1,008,838
            112,400  Foundation Health Systems, Inc. Class A (NON)                                               1,552,525
            135,000  ICN Pharmaceuticals, Inc.                                                                   4,463,438
             42,300  IMPATH, Inc. (NON)                                                                          1,057,500
                                                                                                            --------------
                                                                                                                 8,082,301

Hospital Management and Medical Services (3.1%)
--------------------------------------------------------------------------------------------------------------------------
            159,800  Total Renal Care Holdings, Inc. (NON)                                                       2,217,225
             76,500  Trigon Healthcare, Inc. (NON)                                                               2,428,875
                                                                                                            --------------
                                                                                                                 4,646,100

Insurance and Finance (15.5%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Concord EFS, Inc. (NON)                                                                     3,337,500
            171,000  Financial Federal Corp. (NON)                                                               3,569,625
             91,600  Finova Group, Inc.                                                                          4,425,425
             44,000  Hambrecht & Quist Group (NON)                                                               1,551,000
             36,000  Legg Mason, Inc.                                                                            1,255,500
            113,300  North Fork Bancorporation, Inc.                                                             2,549,250
            152,100  Peoples Heritage Financial Group, Inc.                                                      2,946,938
            255,500  UniCapital Corp. (NON)                                                                      1,596,875
             70,000  UnionBanCal Corp.                                                                           2,388,750
                                                                                                            --------------
                                                                                                                23,620,863

Medical Supplies and Devices (4.0%)
--------------------------------------------------------------------------------------------------------------------------
            167,000  Bergen Brunswig Corp. Class A (NON)                                                         3,173,000
            146,000  Cytyc Corp. (NON)                                                                           2,856,125
                                                                                                            --------------
                                                                                                                 6,029,125

Oil and Gas (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            205,100  Precision Drilling Corp. (Canada) (NON)                                                     3,537,975

Packaging and Containers (4.6%)
--------------------------------------------------------------------------------------------------------------------------
            197,800  Shorewood Packaging Corp. (NON)                                                             3,906,550
            133,100  Smurfit-Stone Container Corp. (NON)                                                         3,111,213
                                                                                                            --------------
                                                                                                                 7,017,763

Retail (4.4%)
--------------------------------------------------------------------------------------------------------------------------
             80,100  Claire's Stores, Inc.                                                                       2,653,313
            148,000  Hibbett Sporting Goods, Inc. (NON)                                                          4,042,250
                                                                                                            --------------
                                                                                                                 6,695,563

Telecommunications (7.9%)
--------------------------------------------------------------------------------------------------------------------------
             60,100  Adelphia Communications Corp. (NON)                                                         4,101,825
             43,100  McLeodUSA, Inc. Class A (NON)                                                               2,416,294
            104,300  Telesp Celular Participacoes S.A. ADR (Brazil) (NON)                                        2,607,500
            116,300  Telesp Participacoes S.A. ADR (Brazil) (NON)                                                2,907,500
                                                                                                            --------------
                                                                                                                12,033,119

Transportation (4.6%)
--------------------------------------------------------------------------------------------------------------------------
             64,000  Continental Airlines, Inc. (NON)                                                            2,764,000
            122,400  Northwest Airlines Corp. Class A (NON)                                                      4,169,250
                                                                                                            --------------
                                                                                                                 6,933,250

Utilities (2.5%)
--------------------------------------------------------------------------------------------------------------------------
             30,212  AT&T Corp. -- Liberty Media Group, Class A (NON)                                            1,929,792
             29,600  CILCORP, Inc.                                                                               1,790,800
                                                                                                            --------------
                                                                                                                 3,720,592
                                                                                                            --------------
                     Total Common Stocks (cost $136,072,391)                                                $  145,183,152

CONVERTIBLE BONDS AND NOTES (1.0%) (a) (cost $1,348,657)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    1,700,000  Concentra Managed Care, Inc. cv. sub. notes 4 1/2s, 2003                               $    1,530,000

SHORT-TERM INVESTMENTS (0.9%) (a) (cost $1,329,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    1,329,000  Interest in $292,698,000 joint repurchase agreement dated April 30, 1999 with Warburg Securities due
                       May 3, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $1,329,539 for an
                       effective yield of 4.87%                                                             $    1,329,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $138,750,048) (b)                                              $  148,042,152
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $152,084,629.

  (b) The aggregate identified cost on a tax basis is $139,678,190, resulting in gross unrealized appreciation and depreciation of $14,872,860 and $6,508,898, respectively, or net unrealized appreciation of $8,363,962.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $138,750,048) (Note 1)                                            $148,042,152
-----------------------------------------------------------------------------------------------
Cash                                                                                        588
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                40,195
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                4,979,519
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        5,752,016
-----------------------------------------------------------------------------------------------
Total assets                                                                        158,814,470

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      6,133,974
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              230,453
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            178,340
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               31,543
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                               922
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,050
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   80,361
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   72,198
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     6,729,841
-----------------------------------------------------------------------------------------------
Net assets                                                                         $152,084,629

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                                 $145,445,472
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (2,652,947)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            9,292,104
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $152,084,629

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($62,899,898 divided by 7,798,460 shares)                                                 $8.07
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.07)*                                    $8.56
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($84,777,078 divided by 10,551,473 shares)**                                              $8.03
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,407,653 divided by 547,689 shares)                                                    $8.05
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.05)*                                    $8.34
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
For the period June 1, 1998 (commencement of operations) to April 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends                                                                              $828,200
-----------------------------------------------------------------------------------------------
Interest                                                                                328,969
-----------------------------------------------------------------------------------------------
Total investment income                                                               1,157,169

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        510,233
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          183,008
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         5,059
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          4,647
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    80,568
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   435,530
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    20,709
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  28,776
-----------------------------------------------------------------------------------------------
Registration fees                                                                        43,027
-----------------------------------------------------------------------------------------------
Auditing                                                                                 16,505
-----------------------------------------------------------------------------------------------
Legal                                                                                     4,738
-----------------------------------------------------------------------------------------------
Postage                                                                                  14,901
-----------------------------------------------------------------------------------------------
Other                                                                                    13,638
-----------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                         (39,723)
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,321,616
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (70,090)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,251,526
-----------------------------------------------------------------------------------------------
Net investment loss                                                                     (94,357)
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (2,712,512)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                          9,292,104
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               6,579,592
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $6,485,235
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                                For the period
                                                                                                 June 1, 1998
                                                                                                (commencement
                                                                                                of operations)
                                                                                              to April 30, 1999
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                $    (94,357)
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                     (2,712,512)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                            9,292,104
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                  6,485,235
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
From return of capital
    Class A                                                                                            (158,202)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                             (87,810)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                              (7,773)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                                   143,853,179
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                        150,084,629

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                                                          2,000,000
---------------------------------------------------------------------------------------------------------------
End of period                                                                                      $152,084,629
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          June 1, 1998+
operating performance                                                                                               to April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)(d)                                                                                       .03
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments (e)                                                                                                  (.43)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.40)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                                   (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                            8.07
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                  (4.73)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                        $62,900
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                                                                             1.15*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(d)                                                                                              .30*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 272.40*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A, class B, and class M for the period ended April 30, 1999.
    (Note 2).

(e) The amount shown for net realized and unrealized loss on investments may not agree with the amounts shown on the
    Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          June 29, 1998+
operating performance                                                                                                to April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.40
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)(d)                                                                                      (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments (e)                                                                                                  (.34)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.36)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                                   (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $8.03
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                  (4.27)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                        $84,777
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                                                                             1.69*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(d)                                                                                             (.34)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 272.40*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A, class B, and class M for the period ended April 30, 1999.
    (Note 2).

(e) The amount shown for net realized and unrealized loss on investments may not agree with the amounts shown on the
    Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           June 29, 1998+
operating performance                                                                                                to April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.40
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)(d)                                                                                      (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments (e)                                                                                                  (.32)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.33)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                                   (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $8.05
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                  (3.98)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $4,408
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                                                                             1.48*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(d)                                                                                             (.13)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 272.40*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A, class B, and class M for the period ended April 30, 1999.
    (Note 2).

(e) The amount shown for net realized and unrealized loss on investments may not agree with the amounts shown on the
    Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




Notes to financial statements
April 30, 1999

Note 1
Significant accounting policies

Putnam Capital Opportunities Fund ("the fund") is one of a series of Putnam Investment Funds ("the Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes offer above-average growth prospects or are undervalued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B and class M shares. The fund commenced operations of class A shares on June 1, 1998. Class A shares are sold with a maximum front-end sales charge of 5.75%. Effective June 29, 1998, the fund began offering class B and class M shares. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value, following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended April 30, 1999, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1999, the fund had a capital loss carryover of approximately $1,725,000 available to offset future net capital gain, if any, which will expire on April 30, 2007.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, net investment loss and nontaxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended April 30, 1999, the fund reclassified $94,357 to decrease distributions in excess of net investment income and $153,922 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $59,565. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) through April 30, 1999, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.0% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended April 30, 1999, fund expenses were reduced by $70,090 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $460 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the period ended April 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $207,176 and $12,502 from the sale of class A and class M shares, respectively and $92,270 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended April 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the period ended April 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $377,738,448 and $237,604,888, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  For the period June 1, 1998
                                                 (commencement of operations)
                                                            to April 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,759,414        $74,972,006
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       20,372            153,603
-----------------------------------------------------------------------------
                                                 9,779,786         75,125,609

Shares
repurchased                                     (2,216,620)       (16,686,789)
-----------------------------------------------------------------------------
Net increase                                     7,563,166        $58,438,820
-----------------------------------------------------------------------------

                                                 For the period June 29, 1998
                                                 (commencement of operations)
                                                            to April 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     13,199,941       $100,903,304
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       11,355             85,613
-----------------------------------------------------------------------------
                                                13,211,296        100,988,917

Shares
repurchased                                     (2,659,823)       (19,916,740)
-----------------------------------------------------------------------------
Net increase                                    10,551,473       $ 81,072,177
-----------------------------------------------------------------------------

                                                 For the period June 29, 1998
                                                 (commencement of operations)
                                                            to April 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,167,036         $9,038,230
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,006              7,586
-----------------------------------------------------------------------------
                                                 1,168,042          9,045,816

Shares
repurchased                                       (620,353)        (4,703,634)
-----------------------------------------------------------------------------
Net increase                                       547,689         $4,342,182
-----------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The Trust was established as a Massachusetts business trust on October 31, 1994. During the period October 31, 1994 to June 1, 1998, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000 and the issuance if 235,294 shares of class A to Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc. on May 29, 1998.



Federal tax information
(Unaudited)

The fund has designated 0% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended April 30, 1999, the fund's distribution represents a return of capital and is therefore not taxable to shareholders. Although it is calculated for the fiscal year, this return of capital results from the requirement of the Internal Revenue Service that the fund distribute net investment income on a calendar year basis and the fact that net investment income on a fiscal year basis was lower than net investment income for calendar 1998.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Joseph P. Joseph
Vice President and Fund Manager

Gerald S. Zukowski
Vice President and Fund Manager

Edward R. Finch III
Vice President and Fund Manager

William H. Miller
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


---------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


AN068-52519 211 6/99